DELAWARE GROUP ADVISER FUNDS

Delaware U.S. Growth Fund

Supplement to the Fund's
Statement of Additional Information
dated December 31, 2003

The following supplements the third paragraph in the section of the Fund's Statement of Additional Information entitled "Dividends, Distributions and Taxes":

Dividends and capital gains for Delaware U.S. Growth Fund may be paid annually.

This Supplement is dated January 30, 2004.